Exhibit 10.5

WAIVER AND LEAK-OUT AGREEMENT

This Waiver and Leak-Out Agreement (“Agreement”) is made and entered into as of September 8, 2025 (the “Execution Date”), by and between Forward Industries, Inc., a New York corporation (the “Company”), and ___________, a Delaware limited partnership (the “Investor”). The Company and Investor are, at times, individually referred to herein as a “Party” and collectively referred to herein as the “Parties”).

RECITALS

WHEREAS, Investor is the owner of 600,000 shares of Series B Convertible Preferred Stock, $0.01 par value (“Series B Stock”) of the Company, issued subject to the Company’s Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock (the “Certificate of Designations”);

WHEREAS, Investor and Company are parties to a Common Stock Purchase Warrant (the “Warrant”), a Preferred Stock Purchase Agreement and a Registration Rights Agreement, and documents ancillary thereto, all entered into on or about May 23, 2025 in connection with the issuance of the Series B Stock (collectively, the “Series B Documents”);

WHEREAS, the Company desires to conduct a private placement and subsequent resale registration of at least $1,000,000,000 of its shares of Common Stock, par value $0.01 per share (“Common Stock”), in a transaction commonly referred to as a PIPE transaction, with Galaxy Digital LP, or one of its affiliates (“Galaxy”) as the lead investor in such offering (the “PIPE Transaction”);

WHEREAS, in order for the Company to complete the PIPE Transaction in the manner and within the period of time currently contemplated by the Company and Galaxy, the Investor will need to agree to the termination, waiver or amendment of all (except as provided herein) covenants and provisions to forego all of its rights under the various Series B Documents including a general release from any liability for prior non-performance under the Series B Documents (the “Waivers”); and

WHEREAS, Investor desires to enter into the Waivers in exchange for the right to purchase additional securities of the Company, and to have certain registration rights, as contemplated by this Agreement, and the Company desires to afford such rights to Investor subject to Investor agreeing to certain “leak out” restrictions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby, intending to be legally bound, agree as follows:

1. New Issuance of Common Stock.

a. Subscription Agreement. The Company hereby irrevocably grants to Investor the right to purchase up to $33,000,000 worth of shares of Common Stock at a purchase price per share that shall be equal to the purchase price per share of the Common Stock being sold in the PIPE Transaction (the “New Investor Purchase”). Unless agreed to otherwise in writing by Investor, the Parties shall close the New Investor Purchase in three tranches of closings as follows:

i. The Parties shall close the sale of an initial tranche of 171,646 shares of Common Stock on the same day as, but following, the Company’s first public announcement of the PIPE Transaction (the “Effective Date”);

ii. The Parties shall close the sale of a second tranche of 128,354 shares of Common Stock, promptly, on the same day that Investor notifies the Company that it is prepared to proceed with the same, which such day shall be either on the Effective Date or within 48 hours thereof;

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iii. Immediately following, but on the same day as, the closing of the PIPE Transaction, the Parties shall close the third tranche of the remaining shares allocated for the New Investor Purchase (1,483,784 shares).

At each closing of the New Investor Purchase, the Company shall use the Registration Statement and Prospectus Supplement (as defined below) to conduct a primary issuance, without a placement agent or underwriter, of registered, free-trading shares of Common Stock to Investor (the “Free-Trading Shares”). To effect each tranche of the New Investor Purchase, the Parties shall enter into a subscription agreement substantially in the form of Exhibit A attached hereto (the “Subscription Agreement”). At the initial closing under a Subscription Agreement, the Company will deliver a legal opinion to Investor in the form attached as Exhibit B hereto.

b. Registration and Issuance of Free-Trading Shares. On the Effective Date, the Company shall file with the United States Securities and Exchange Commission (“SEC”) a prospectus supplement (“Prospectus Supplement”) to its registration statement on Form S-3 333-287907 (the “Registration Statement”) and make all other filings as may be necessary to issue the Free-Trading Shares to the Investor on the Effective Date as a “Registered Direct Offering”. At all times thereafter, the Company shall use commercially reasonable efforts to keep the Registration Statement and applicable Prospectus Supplement effective for such period of time necessary to comply with the applicable provisions of the Securities Act with respect to the disposition of all securities of the Company covered by the Registration Statement and applicable Prospectus Supplement. The Company shall permit Investor to review and comment upon the Prospectus Supplement at least one (1) business day prior to its filing, and not file any such document in a form to which the Investor reasonably objects in writing.

2. Waivers. Immediately after the closing of the sale of the initial tranche of the New Investor Purchase, Investor shall deliver all such instruments and documentation reasonably requested by the Company to effect the Waivers, provided that Investor will not waive, terminate or amend its beneficial ownership limitations (the “Blocker”) regarding the conversion of Series B Stock. The Investor hereby agrees that the Company may file an amended Certificate of Designation removing all rights and preferences other than the Blocker and the conversion terms set forth in Sections 4(a) – 4(d) set forth therein. The Waivers shall be executed and delivered by Investor prior to the closing of the PIPE Transaction, with such Waivers becoming effective immediately upon the Investor’s receipt of the initial issuance of Free-Trading Shares from the Company as contemplated by Section 1 above (the “Receipt of Shares”). Upon the initial closing of the sale of the initial tranche of the New Investor Purchase, the Company and the Investor will deliver an executed amendment to the Series B Documents in the form attached as Exhibit D.

3. Registration of Preferred Stock and Warrants; Conversion.

a. Registration. With respect to the resale registration statement filed by the Company with the SEC as required by the PIPE Transaction (the “Resale Registration Statement”), the Company agrees and covenants that it shall include for registration on such Resale Registration Statement, on behalf of Investor as a selling stockholder, all shares of Common Stock underlying the Series B Stock and Warrant held by Investor.

b. Conversion. Contingent upon a successful initial Receipt of Shares, immediately following the closing of the PIPE Transaction, Investor will provide conversion notices and such other documentation reasonably requested by the Company in order to complete the complete conversion of all of its Series B Stock into shares of Common Stock (the “Conversion Shares”). The Company shall timely issue all Conversion Shares pursuant to the terms of the Certificate of Designations and prior to the effectiveness of the Resale Registration Statement.

4. Leak-Out.

a. Investor agrees that if its Receipt of Shares occurs on the Effective Date as contemplated by Section 1 above:

i. On the first business day immediately following the Effective Date, neither Investor nor any of its affiliates shall, collectively, publicly sell directly or indirectly, Free-Trading Shares, in an amount in excess of 300,000 shares of Common Stock (as may be adjusted for any stock splits or combinations after the Execution Date); and

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ii. On the fourth business day immediately following the Effective Date, neither Investor nor any of its affiliates shall, collectively, publicly sell directly or indirectly, Free-Trading Shares, in an amount in excess of 350,000 shares of Common Stock (as may be adjusted for any stock splits or combinations after the Execution Date); and

iii. In the event that the Company has not breached the terms of this Agreement, Investor agrees that it will not effect transactions of any Free-Trading Shares in excess of 650,000 shares until the date of the effectiveness of the Resale Registration Statement.

b. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement, so long as the Company has not breached any terms of this Agreement.

5. Transfer Agent Instructions. As consideration for Investor’ agreements herein, the Company agrees that at the closing of the New Investor Purchase, the Company shall deliver to its transfer agent the instructions set forth on Exhibit C attached thereto, and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at the Depository Trust Company in such name and in such denominations as specified by Investor or its assignee. Thereafter, in the event that Investor transfers any Free-Trading Shares, shares registered on the Resale Registration Statement or that any involves Common Stock sold, assigned or transferred pursuant to Rule 144, the transfer agent shall issue such shares to such buyer, assignee or transferee (as the case may be) without any restrictive legend. The Company shall cause its counsel to issue, at the Company’s expense, any legal opinion reasonably required by the Company’s transfer agent in connection with any such sale, provided such sale complies with applicable securities laws.

6. Press Release. In any press release that the Company issues announcing the PIPE Transaction (“Press Release”), the Company shall include a reference in such Press Release to Investor existing as an investor in the Company. At least one (1) business day prior to the public release of the Press Release, the Company shall provide an advance copy to Investor and afford Investor reasonable time to review and provide comments to the same.

7. Termination. This Agreement and Investor’s obligations hereunder shall terminate immediately, and with no further action required upon the part of Investor, and the Waivers granted by Investor shall be void ab initio (i) in the event that the Company does not timely issue the Free-Trading Shares, and such shares are freely tradeable under the Registration Statement by Investor as required under Section 1 above, (ii) in the event that the Company does not successfully register the Common Stock underlying the Investor’s Series B Stock and Warrant on the Resale Registration Statement, or (iii) upon the Company’s termination or attempted termination of any of the Series B Documents other than by way of a valid and good faith termination of such agreement, in accordance with their terms, based on a breach thereof by Investor.

8. General Provisions.

(a) Further Assurances. Each of the Parties hereto hereby agrees to perform any and all acts and to execute and deliver any and all documents reasonably necessary or convenient to carry out the intent and the provisions of this Agreement.

(b) Entire Agreement. This Agreement, and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement between the Parties relating to the subject matter hereof. All negotiations and proposals prior to the date hereof between the Parties are merged into this Agreement and superseded hereby. There are no other terms, conditions, promises, understandings, statements, or representations, express or implied, concerning this Agreement unless set forth in writing and signed by all of the Parties.

(c) No Waiver. No action or want of action on the part of any Party at any time to execute any rights or remedies conferred upon it under this Agreement shall be, or shall be asserted to be, a waiver on the part of any Party of its rights or remedies hereunder.

(d) Amendments. This Agreement may only be modified by an instrument in writing executed by all of the Parties.

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(e) Governing Law; Jurisdiction; Jury Trial. This Agreement, and all claims or cause of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. The Parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court in the City and County of Wilmington, New Castle County for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court in the City and County of Wilmington, New Castle County, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(f) Attorneys’ Fees. Should any action (at law or in equity, including but not limited to an action for declaratory relief) or proceeding be brought arising out of, relating to or seeking the interpretation or enforcement of the terms of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with the terms of this Agreement, the prevailing party, as decided by the subject court, shall be entitled to reasonable attorneys' fees and costs incurred in connection with such action in addition to any other relief or damages which may be awarded. This entitlement to fees shall include fees incurred in connection with any appeal.

(g) No Third-Party Beneficiary. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h) Severance. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(i) Pronouns, Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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(j) Successors and Assigns. This Agreement shall be binding and inure to the benefit of the Parties, their respective predecessors, parents, subsidiaries and affiliated corporations, all officers, directors, shareholders, agents, employees, attorneys, assigns, successors, heirs, executors, administrators, and legal representatives of whatsoever kind or character in privity therewith. The rights and obligations under this agreement may not be assigned by either Party without the written consent of the other Party, provided that Investor may assign its purchase rights and registration hereunder to any of its affiliates who also agree to be bound by the “Leak-Out” terms contained in Section 4 herein.

(k) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission, by an e-mail which contains a portable document format (.pdf) file of an executed signature page, or by any other electronic means (including DocuSign or similar electronic signature services), such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(l) Authority. Each Party hereby represents and warrants that it has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the Party shall be binding upon its successors, assigns, heirs or personal representatives.

(m) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party, the sending party receives a read receipt or other acknowledgment of receipt from the recipient, and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) business day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Forward Industries, Inc.

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

E-mail: ______________.com

Attention: CFO

With a copy to (which shall not constitute notice or service of process):

Nason, Yeager, Gerson, Harris & Fumero, P.A.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, Florida 33410

E-mail:______________

Attention:_____________.

If to the Investor:

C/M Capital Master Fund, LP

1111 Brickell Avenue

Suite 2920

Miami, Florida 33131

E-mail:______________.com

Attention:____________

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With a copy to (which shall not constitute notice or service of process):

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue, Suite 4400

Miami, Florida 33131

Attention:___________, Esq.

E-mail:__________.com

** signature page follows **

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IN WITNESS WHEREOF, each of the Parties has executed this Agreement on the Execution Date.

INVESTOR: C/M Capital Master Fund, LP By: __________________________________ Name: Its:	COMPANY: FORWARD INDUSTRIES, INC. By: ________________________________ Name: Its:

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